UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 12, 2005


                        NATIONAL INVESTMENT MANAGERS INC.
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               (Exact Name of Registrant as Specified in Charter)


      Florida                       2-97360-A                59-2091510
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     (State of                    (Commission              (IRS Employer
   Incorporation)                 File Number)           Identification No.)


                          830 Third Avenue, 14th Floor
                               New York, NY 10022
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               (Address of principal executive offices) (Zip Code)


                                 (212) 355-1547
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 3.03 Unregistered Sales of Equity Securities

      As previously reported in Item 3.03 ("Material Modification to Rights of Security Holders") of our Form 8-K filed on March 22, 2005 with the Securities and Exchange Commission, which item is incorporated herein by reference, our Board of Directors authorized the issuance of up to 4,000,000 shares of 12% Series A Convertible Preferred Stock ("Series A Preferred"), in accordance with the Agreement and Plan of Reorganization entered into on February 18, 2005 among the company, Duncan Capital Financial Group, Inc. and Glenn A. Little. On April 12, 2005, we completed the issuance of 3,820,000 shares of Series A Preferred to a total of 10 holders of preferred stock of our subsidiary, Duncan Capital Financial Group, Inc., in exchange for their surrender of an equivalent number of preferred shares of Duncan Capital Financial Group, Inc. containing identical terms. We received no other consideration.

      Holders of Series A Preferred have the right to convert, at any time, their shares of Series A Preferred into shares of common stock on a 1:1 basis. Proportional adjustments will be made to the conversion rate for capital reorganizations, stock splits and reclassifications, as well as for accrued but unpaid dividends. In addition, the conversion rate will be adjusted on a broad-based weighted average basis in the event that we issue additional common shares (other than shares issued to employees, consultants, directors and officers pursuant to arrangements approved by the Board, and other customary exclusions) at a purchase price below $0.50 per share. Shares of Series A Preferred will be automatically converted into common stock upon (i) the approval of the holders of a majority of the then-outstanding Series A Preferred or (ii) the closing of a firm commitment underwritten public offering of our securities in which the aggregate gross proceeds to us are not less than $10,000,000.

      Each shareholder to whom Series A Preferred shares were issued is an accredited investor within the meaning of the Securities Act of 1933, as amended (the "Act"), and the issuance of the shares of Series A Preferred was made in reliance on Section 4(2) of the Act. There were no underwriting discounts or commissions paid in connection with this share exchange. The shares of Series A Preferred, and the underlying shares of common stock into which they are convertible, are restricted securities under the Act and will not be eligible for resale unless we file a registration statement covering such securities or another exemption from registration requirements under the Act is available.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.


By: /s/ Richard Stierwalt
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Name:  Richard Stierwalt
Title: President and Chief Executive Officer

Date: April 13, 2005


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